Exhibit 99.2

BANKFINANCIAL CORPORATION
THIRD QUARTER 2014
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014			2013
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	1.01%	0.39%	0.26%	0.42%	0.29%
Return on equity (ratio of net income to average equity) (1)	7.98	3.15	2.12	3.43	2.38
Net interest rate spread (1)	3.35	3.37	3.30	3.25	3.21
Net interest margin (1)	3.40	3.43	3.34	3.31	3.26
Efficiency ratio	83.45	82.15	88.79	97.51	95.36
Noninterest expense to average total assets (1)	3.13	3.04	3.15	3.53	3.43
Average interest–earning assets to average interest–bearing liabilities	123.12	122.57	121.85	121.97	121.95
Number of full service offices	19	19	19	20	20
Employees (full time equivalents)	270	276	281	301	308

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$11,078	$13,715	$13,869	$15,781	$18,068
Interest-bearing deposits in other financial institutions	81,847	119,790	137,855	145,176	225,410
Securities, at fair value	115,001	108,979	115,977	110,907	83,409
Loans held for sale	—	—	—	—	15
Loans receivable, net	1,134,442	1,117,593	1,097,888	1,098,077	1,035,331
Other real estate owned, net	5,990	7,704	8,670	6,306	5,403
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,068	6,068	6,068
Premises and equipment, net	34,030	34,432	34,882	35,328	36,154
Intangible assets	1,998	2,141	2,284	2,433	2,583
Bank owned life insurance	22,140	22,083	22,022	21,958	21,881
Other assets	8,150	9,612	9,027	11,560	7,626
Total assets	$1,420,933	$1,442,306	$1,448,542	$1,453,594	$1,441,948

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,218,302	$1,237,340	$1,252,819	$1,252,708	$1,249,833
Borrowings	2,834	3,068	2,668	3,055	2,883
Other liabilities	18,521	23,579	16,191	22,204	14,921
Total liabilities	1,239,657	1,263,987	1,271,678	1,277,967	1,267,637
Stockholders’ equity	181,276	178,319	176,864	175,627	174,311
Total liabilities and stockholders’ equity	$1,420,933	$1,442,306	$1,448,542	$1,453,594	$1,441,948
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014			2013
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,368	$12,482	$12,086	$12,296	$12,107
Total interest expense	746	774	812	842	882
Net interest income before provision	11,622	11,708	11,274	11,454	11,225
Provision for (recovery of) loan losses	(1,413)	957	476	(1,178)	(437)
Net interest income	13,035	10,751	10,798	12,632	11,662
Noninterest income	1,748	1,660	1,532	1,665	1,737
Noninterest expense	11,157	10,982	11,371	12,792	12,360
Income before income tax	3,626	1,429	959	1,505	1,039
Income tax expense	36	25	17	—	—
Net income	$3,590	$1,404	$942	$1,505	$1,039
Basic earnings per common share	$0.17	$0.07	$0.05	$0.07	$0.05
Diluted earnings per common share	$0.17	$0.07	$0.05	$0.07	$0.05

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$519	$465	$433	$477	$520
Other fee income	571	600	527	537	571
Insurance commissions and annuities income	106	86	87	173	106
Gain on sales of loans, net	39	44	24	24	32
Loss on sale of securities	—	—	(7)	—	—
Gain (loss) on disposition of premises and equipment	—	3	2	(43)	—
Loan servicing fees	102	104	104	112	112
Amortization of servicing assets	(36)	(38)	(32)	(40)	(49)
Recovery (impairment) of servicing assets	4	(6)	(4)	24	6
Earnings on bank owned life insurance	57	61	64	77	84
Trust income	171	170	164	175	172
Other	215	171	170	149	183
Total noninterest income	$1,748	$1,660	$1,532	$1,665	$1,737

Noninterest Expense
Compensation and benefits	$5,492	$5,596	$5,958	$6,614	$6,143
Office occupancy and equipment	1,687	1,626	1,914	1,997	1,797
Advertising and public relations	271	304	162	316	195
Information technology	674	691	639	697	817
Supplies, telephone, and postage	394	384	391	463	382
Amortization of intangibles	143	143	149	150	149
Nonperforming asset management	418	97	104	607	682
Loss (gain) on sales of other real estate owned	52	(98)	6	(34)	64
Valuation adjustments of other real estate owned	315	33	44	79	241
Operations of other real estate owned	127	474	207	159	171
FDIC insurance premiums	208	470	479	468	476
Other	1,376	1,262	1,318	1,276	1,243
Total noninterest expense	$11,157	$10,982	$11,371	$12,792	$12,360

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014			2013
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate loans	$187,318	$193,826	$197,831	$201,382	$204,205
Multi–family mortgage loans	453,720	439,318	416,356	396,058	375,786
Nonresidential real estate loans	243,047	246,962	251,873	263,567	246,524
Construction and land loans	2,356	2,882	3,396	6,570	6,429
Commercial loans	53,962	45,803	53,661	54,255	52,978
Commercial leases	203,563	199,908	185,474	187,112	161,822
Consumer loans	2,458	2,290	2,476	2,317	2,561
	1,146,424	1,130,989	1,111,067	1,111,261	1,050,305
Net deferred loan origination costs	1,069	1,056	1,002	970	902
Allowance for loan losses	(13,051)	(14,452)	(14,181)	(14,154)	(15,876)
Loans, net	$1,134,442	$1,117,593	$1,097,888	$1,098,077	$1,035,331

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$5,584	$3,740	$2,548	$6,316	$13,425
Multi–family mortgage loans	26,342	40,191	24,419	37,351	46,675
Nonresidential real estate loans	3,477	5,927	6,088	26,009	4,185
Construction and land loans	—	—	—	1,118	1,015
Commercial loans	47,332	45,611	49,659	56,222	44,811
Commercial leases	32,743	43,266	22,870	47,101	27,192
Consumer loans	798	779	870	962	970
	$116,276	$139,514	$106,454	$175,079	$138,273

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$10,735	$6,069	$5,811	$8,749	$9,012
Multi–family mortgage loans	12,299	16,072	6,539	13,966	23,678
Nonresidential real estate loans	8,409	10,456	12,663	9,673	14,042
Construction and land loans	402	509	791	979	1,376
Commercial loans	42,153	54,471	48,638	54,744	43,760
Commercial leases	31,354	26,593	26,097	19,480	23,402
Consumer loans	902	950	1,057	951	1,036
	$106,254	$115,120	$101,596	$108,542	$116,306

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$927	$1,420	$28	$1,022	$932
Multi–family mortgage loans	829	6,275	2,724	1,651	13,311
Nonresidential real estate loans	2,135	6,632	6,899	3,055	9,659
Construction and land loans	263	407	748	926	1,303
Commercial loans	2,569	2,064	4,441	6,262	4,079
Commercial leases	—	—	26	35	26
Consumer loans	—	—	2	—	—
	$6,723	$16,798	$14,868	$12,951	$29,310

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014			2013
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$4,226	$5,156	$5,008	$4,641	$5,398
Multi–family mortgage loans	6,223	4,274	6,617	7,098	11,913
Nonresidential real estate loans	4,384	4,959	8,715	4,214	5,335
Construction and land loans	120	118	269	382	1,018
Commercial loans	82	77	77	77	272
Commercial leases	—	8	8	—	—
Consumer loans	1	—	—	12	2
Nonaccrual loans	15,036	14,592	20,694	16,424	23,938

Loans past due over 90 days, still accruing	—	16	—	228	965
Loans held for sale	—	—	—	—	15

Other real estate owned:
One–to–four family residential real estate loans	945	979	1,098	901	808
Multi–family real estate	1,502	2,572	3,220	1,921	195
Nonresidential real estate	1,448	1,887	2,086	1,181	1,047
Land	181	258	258	275	919
Other real estate owned	4,076	5,696	6,662	4,278	2,969
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	19,112	20,304	27,356	20,930	27,887

Purchased impaired loans:
One–to–four family residential real estate loans	$51	$102	$101	$100	$405
Nonresidential real estate loans	161	157	153	1,633	1,611
Construction and land loans	—	—	—	—	—
Commercial loans	—	—	23	23	22
Purchased impaired loans	212	259	277	1,756	2,038
Purchased other real estate owned:
One–to–four family residential real estate	132	156	156	176	201
Nonresidential real estate	—	—	—	—	372
Land	1,782	1,852	1,852	1,852	1,861
Purchased other real estate owned	1,914	2,008	2,008	2,028	2,434
Purchased impaired loans and OREO	2,126	2,267	2,285	3,784	4,472
Nonperforming assets	$21,238	$22,571	$29,641	$24,714	$32,359

Asset Quality Ratios
Nonperforming assets to total assets	1.49%	1.56%	2.05%	1.70%	2.24%
Nonperforming assets to total assets (1)	1.35	1.41	1.89	1.44	1.93
Nonaccrual loans to total loans	1.33	1.31	1.89	1.66	2.57
Nonaccrual loans to total loans (1)	1.31	1.29	1.86	1.50	2.37
Allowance for loan losses to nonperforming loans	85.59	97.21	67.62	76.89	58.90
Allowance for loan losses to nonperforming loans(1)	86.80	98.93	68.53	85.00	63.71

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014			2013
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$2,036	$1,691	$3,690	$2,634	$1,597
Multi–family mortgage loans	4,346	5,293	5,906	5,063	7,028
Nonresidential real estate loans	6,805	5,360	7,454	13,645	15,427
Construction and land loans	796	222	109	832	1,062
Commercial loans	845	1,020	952	977	1,061
Commercial leases	—	—	184	210	—
Consumer loans	—	—	1	1	—
	$14,828	$13,586	$18,296	$23,362	$26,175

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$2,006	$316	$4,131	$5,574	$1,706
60 – 89 days past due	802	1,446	1,277	1,535	1,268
Matured Loans	4,306	1,340	2,913	3,458	2,740
	$7,114	$3,102	$8,321	$10,567	$5,714

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$14,452	$14,181	$14,154	$15,876	$17,097
Charge offs:
One–to–four family residential real estate loans	(298)	(290)	(56)	(432)	(528)
Multi–family mortgage loans	(97)	(594)	(90)	(320)	(902)
Nonresidential real estate loans	(695)	(186)	(580)	(207)	(138)
Construction and land loans	—	(1)	—	—	(16)
Commercial loans	(78)	—	(22)	(62)	(131)
Commercial leases	(8)	—	—	—	—
Consumer loans	—	(4)	(6)	(5)	(38)
	(1,176)	(1,075)	(754)	(1,026)	(1,753)
Recoveries:
One–to–four family residential real estate loans	26	97	11	12	108
Multi–family mortgage loans	11	6	14	17	3
Nonresidential real estate loans	116	264	20	68	329
Construction and land loans	29	8	250	267	193
Commercial loans	1,005	14	8	114	335
Consumer loans	1	—	2	4	1
	1,188	389	305	482	969
Net (charge–offs) recoveries	12	(686)	(449)	(544)	(784)
Provision for (recovery of) loan losses	(1,413)	957	476	(1,178)	(437)
Ending balance	$13,051	$14,452	$14,181	$14,154	$15,876

Allowance for loan losses to total loans	1.14%	1.28%	1.28%	1.27%	1.51%
Net charge–off ratio (1)	—	0.25	0.16	0.20	0.31

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014			2013
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$128,498	$131,775	$129,732	$126,680	$133,094
Savings deposits	152,545	154,263	156,174	149,602	146,685
Money market accounts	345,331	349,639	353,656	347,017	341,175
Interest–bearing NOW accounts	348,293	349,874	353,338	353,787	349,622
Certificates of deposits	243,635	251,789	259,919	275,622	279,257
	$1,218,302	$1,237,340	$1,252,819	$1,252,708	$1,249,833

SELECTED AVERAGE BALANCES
Total average assets	$1,427,550	$1,444,697	$1,442,667	$1,450,403	$1,440,561
Total average interest–earning assets	1,355,436	1,370,391	1,367,225	1,374,544	1,364,625
Average loans	1,127,735	1,119,255	1,114,433	1,061,829	1,019,402
Average securities	114,805	112,691	115,089	92,223	68,109
Average stock in FHLB	6,257	6,224	6,068	6,068	6,068
Average other interest–earning assets	106,639	132,221	131,635	214,424	271,046
Total average interest–bearing liabilities	1,100,947	1,118,088	1,122,027	1,126,973	1,118,967
Average interest–bearing deposits	1,097,762	1,115,437	1,119,445	1,123,977	1,116,154
Average borrowings	3,185	2,651	2,582	2,996	2,813
Average stockholders’ equity	179,929	178,477	177,331	175,305	174,790

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.62%	3.65%	3.59%	3.55%	3.52%
Average loans	4.22	4.33	4.26	4.44	4.55
Average securities	0.98	1.02	1.04	1.17	1.40
Average other interest–earning assets	0.36	0.32	0.27	0.26	0.27
Total average interest–bearing liabilities	0.27	0.28	0.29	0.30	0.31
Average interest–bearing deposits	0.27	0.28	0.29	0.30	0.31
Average borrowings	0.25	0.15	0.31	0.26	0.28
Net interest rate spread	3.35	3.37	3.30	3.25	3.21
Net interest margin	3.40	3.43	3.34	3.31	3.26
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2014			2013
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.76%	12.36%	12.21%	12.08%	12.09%
Tangible equity to tangible total assets (end of period)	12.63	12.23	12.07	11.93	11.93
Risk–based total capital ratio	17.65	17.41	17.52	17.28	18.15
Risk–based tier 1 capital ratio	16.45	16.16	16.27	16.03	16.90
Tier 1 leverage ratio	12.62	12.21	12.05	11.92	11.91
Tier 1 capital	$178,904	$175,778	$174,580	$172,775	$171,269
BankFinancial FSB
Risk–based total capital ratio	15.48%	15.13%	15.17%	14.93%	15.58%
Risk–based tier 1 capital ratio	14.28	13.88	13.92	13.68	14.33
Tier 1 leverage ratio	10.95	10.50	10.31	10.16	10.10
Tier 1 capital	$155,208	$151,035	$148,943	$147,363	$145,203

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$10.55	$11.16	$9.98	$9.16	$8.84
High	10.69	11.24	10.33	9.74	9.40
Low	10.43	9.40	9.06	8.70	8.15
Book value per share	$8.59	$8.45	$8.38	$8.32	$8.26
Tangible book value per share	$8.50	$8.35	$8.27	$8.21	$8.14
Cash dividends declared on common stock	$0.04	$0.01	$—	$0.02	$—
Dividend payout ratio	23.50%	15.05%	N.M.	28.04%	N.M.
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,590	$1,404	$942	$1,505	$1,039
Average common shares outstanding	21,101,966	21,101,966	21,101,966	21,101,966	21,101,966
Less: Unearned ESOP shares	(866,193)	(937,585)	(977,561)	(1,002,041)	(1,028,158)
Unvested restricted stock shares	(16,822)	(18,572)	(25,750)	(25,750)	(25,750)
Weighted average common shares outstanding	20,218,951	20,145,809	20,098,655	20,074,175	20,048,058
Plus: Dilutive common shares equivalents	16,456	14,241	12,045	9,500	6,034
Weighted average dilutive common shares outstanding	20,235,407	20,160,050	20,110,700	20,083,675	20,054,092
Basic earnings per common share	$0.17	$0.07	$0.05	$0.08	$0.05
Diluted earnings per common share	$0.17	$0.07	$0.05	$0.08	$0.05

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding gain on sale of owner-occupied and investor-owned one-to-four family residential loans that we designated as held for sale from noninterest income, and other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,626	$1,039	$6,014	$1,793
Provision for (recovery of) loan losses	(1,413)	(437)	20	491
	2,213	602	6,034	2,284
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	—	—	(1,340)
Nonperforming asset management	418	682	619	2,031
Loss (gain) on sale of other real estate owned	52	64	(40)	182
Valuation adjustments of other real estate owned	315	241	392	471
Operations of other real estate owned	127	171	808	756
Adjustments	912	1,158	1,779	2,100
Pre–tax pre–provision earnings from core operations	$3,125	$1,760	$7,813	$4,384

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.88%	0.49	0.72%	0.40%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2014			2013
	IIIQ	IIQ	IQ	IVQ	IIIQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,626	$1,429	$959	$1,505	$1,039
Provision for (recovery of) loan losses	(1,413)	957	476	(1,178)	(437)
	2,213	2,386	1,435	327	602
Adjustments:
Nonperforming asset management	418	97	104	607	682
Loss (gain) on sale of other real estate owned	52	(98)	6	(34)	64
Valuation adjustments of other real estate owned	315	33	44	79	241
Operations of other real estate owned	127	474	207	159	171
	912	506	361	811	1,158
Pre–tax pre–provision earnings from core operations	$3,125	$2,892	$1,796	$1,138	$1,760

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.88%	0.80%	0.50%	0.31%	0.49%

(1)	Annualized